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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Middlefield Banc Corp. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Thomas
G. Caldwell, President, and Donald L. Stacy, Chief Financial Officer, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to ' 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas G. Caldwell         /s/ Donald L. Stacy
----------------------         -------------------
Thomas G. Caldwell                     Donald L. Stacy
President                      Principal Financial and Accounting Officer

March 27, 2003

A signed original of this written statement required by Section 906 has been provided to Middlefield Banc Corp. and will be retained by Middlefield Banc Corp. and furnished to the Securities and Exchange Commission or its staff upon request